UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

Federal Home Loan Mortgage Corporation
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 24, 2010, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) filed a Form 8-K relating to its results of operations for the three months and full year ended December 31, 2009. Freddie Mac is amending the original Form 8-K to correct two typographical errors in the column headings of the GAAP Results table on page 3 of Exhibit 99.1. The corrections change the heading of the second column of the table to read “2008” and change the heading for the last column to read “September 30, 2009.” No other changes to the information contained in the original Form 8-K have been made. The updated version of Exhibit 99.1 is attached hereto and supersedes Exhibit 99.1 to the original Form 8-K filed on February 24, 2009 in its entirety.

Exhibits 99.1 submitted herewith shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K/A:

Exhibit Number	Description of Exhibit

99.1	Press release, dated February 24, 2010, issued by Freddie Mac

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ John R. Dye

John R. Dye
Senior Vice President — Principal Deputy General Counsel, Corporate Affairs

Date: February 24, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated February 24, 2010, issued by Freddie Mac